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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 5, 2005
                                                         (October 1, 2005)



                           FIRST BANCTRUST CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



 DELAWARE                            000-32535             37-1406661
 State or other jurisdiction         (Commission           (IRS Employer
 of Incorporation                    File Number)          Identification No.)


                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On October 1, 2005, First BancTrust Corporation ("First BancTrust"), a Delaware corporation, consummated the previously announced Agreement and Plan of Reorganization (the "Merger Agreement") entered into with Rantoul First Bank, S.B. ("Rantoul"), an Illinois chartered state savings bank. The Merger Agreement provided for the merger of an interim Illinois savings bank formed by First BancTrust with and into Rantoul, with Rantoul being the surviving entity in the merger. Following the merger, Rantoul was immediately merged into First BancTrust's subsidiary First Bank & Trust, s.b. which remains a wholly owned subsidiary of First BancTrust. Approximately, 4.2 million is to be paid by First BancTrust to former shareholders of Rantoul in the merger. As of June 30, 2005, Rantoul had total assets of approximately $29.5 million, total loans of approximately $14.6 million, and total deposits of approximately $25.9 million.

         A copy of the Press Release, dated October 3, 2005, issued by First BancTrust relating to the consummation of the merger is attached hereto and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective October 1, 2005, John Graham, formerly a director of Rantoul, has been appointed to First BancTrust's Board of Directors. Mr. Graham will serve on First BancTrust's Audit, Compensation and Executive Committees and on First Bank & Trust, s.b.'s ALCO and Loan Committees.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         --------

         Exhibit Number
               99.1         Press Release, dated October 3, 2005.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST BANCTRUST CORPORATION



Dated:  October 5, 2005                /s/ Terry J. Howard
                                       -----------------------------------------
                                       Terry J. Howard
                                       President and Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit Number

      99.1           Press Release, dated October 3, 2005.








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